FORM N-23C-3
NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23C-3

1.	Investment Company Act File Number: 811-10223 Date of Notification: October 1, 2026

2.	Exact name of investment company as specified in registration statement.

VOYA CREDIT INCOME FUND

3.	Address of principal executive office:

7337 E. DOUBLETREE RANCH ROAD, SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

4.	Check one of the following:

	A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

	B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

	C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

BY:	/s/ Chris Geissler

NAME:	Chris Geissler

TITLE:	Assistant Vice President and Counsel

INVESTMENT MANAGEMENT voyainvestments.com

Voya® Investment Management

P.O. Box 534480

Pittsburgh, PA 15253-4480

Voya Credit Income Fund

Repurchase Offer Notice

October 1, 2026

Dear Voya Credit Income Fund Shareholder:

This notification is a reminder that your Fund has a monthly share repurchase program. If you are not interested in selling any of your shares at this time, you do not need to do anything. You are not required to sell any of your shares during any Repurchase Offer. The Fund’s next monthly offer to repurchase a portion of its outstanding shares will begin on October 7, 2026. The Fund is required to notify you each month to remind you of each repurchase offer period.

We extend this monthly repurchase offer to provide liquidity to shareholders because shares of this closed-end interval fund, which invests in both publicly traded and privately originated credit investments, are not redeemable daily for cash and are not traded on a stock exchange. You can sell Fund shares only during one of the Fund’s scheduled monthly repurchase offer periods, so we would like to make you aware of the deadlines and procedures should you wish to do so. Note that early withdrawal of shares from this Fund may result in an early withdrawal charge. Early withdrawal of shares from this Fund may be a taxable event. Consult your financial representative or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

The Repurchase Offer period begins on October 7, 2026. Please note, this month’s Repurchase Request Deadline is October 14, 2026. For informational purposes, on September 24, 2026, the Net Asset Values per share of the Fund were:

Class A	9.11
Class C	9.09
Class I	9.07
Class W	9.12

If you wish to sell any of your Fund shares during this repurchase offer period, refer to your account statement to determine how your shares are registered:

1.	If your shares are held in your own name or in a qualified retirement plan for which BNY Mellon Investment Servicing Trust Company acts as custodian, complete the enclosed Repurchase Request Form and ensure that it is received in good order by Voya Investment Management c/o BNY Mellon Investment Servicing (US), Inc., the Fund’s Transfer Agent, at its Pittsburgh office by 4 p.m. Eastern Time on October 14, 2026. The Fund currently does not charge a processing fee for handling repurchase requests.

2.	If your shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee (other than BNY Mellon Investment Servicing Trust Company as mentioned above), you will need to ask your broker-dealer or retirement plan trustee to submit the repurchase request for you. Your financial advisor or broker may charge a transaction fee for that service. Please refer to your Fund Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for more details.

You may, of course, elect to keep your Voya Credit Income Fund shares at this time, in which case you may disregard this notice and the attached forms. However, should you currently wish to sell any of your shares, remember that all requests must be received (in good order) by Voya Investment Management c/o BNY Mellon Investment Servicing (US), Inc., P.O. Box 534480, Pittsburgh, PA 15253-4480, the Fund’s Transfer Agent, at its office in Pittsburgh by 4 p.m. Eastern Time on October 14, 2026, the Repurchase Request Deadline.

If you have questions, please call your financial advisor or Voya Investments Distributor, LLC at 1-800-992-0180. This Repurchase Offer Notice can also be found online at https://individuals.voya.com/product/mutual-fund/profile/voya-credit-income-fund.

Sincerely,

Voya Investments, LLC

INVESTMENT MANAGEMENT

voyainvestments.com

Voya Credit Income Fund

Repurchase Offer Notice

Voya Credit Income Fund

REPURCHASE OFFER TERMS

Please refer to the Repurchase Offer Notice to determine the exact date of a particular monthly

Repurchase Request Deadline as well as other important information.

1. THE OFFER. Voya Credit Income Fund (the “Fund”) is offering to repurchase for cash five percent (5%) of the aggregate of its issued and outstanding Class A, C, I and W shares of beneficial interest (“shares”) at a price equal to the respective net asset value (“NAV” or “Net Asset Value”) as of the close of the New York Stock Exchange on the Repurchase Pricing Date (defined below) upon the terms and conditions set forth in this Offer, the Repurchase Offer Notice, the Fund’s Prospectus, and the related Repurchase Request Form. Together those documents constitute the “Repurchase Offer”. The purpose of the Repurchase Offer is to provide liquidity to shareholders of the Fund. The offer is not conditioned upon the tender for repurchase of any minimum number of shares. All classes of shares are considered to be a single class for the purpose of allocating repurchases under this Repurchase Offer.

2. REPURCHASE REQUEST DEADLINE. All tenders of shares for repurchase (“Repurchase Requests”) must be received in proper form by BNY Mellon Investment Servicing (US), Inc., (the “Transfer Agent”), at its office in Pittsburgh by 4 p.m. Eastern Time on the repurchase request deadline listed in the Repurchase Offer Notice (the “Repurchase Request Deadline”). Repurchase Requests submitted to the Transfer Agent must be sent to the addresses specified in this Repurchase Offer.

3. REPURCHASE PRICING DATE. The Net Asset Values of Class A, C, I and W shares for repurchases must be determined no later than 14 days after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). However, the Fund expects that the Repurchase Pricing Date will be the Repurchase Request Deadline, determining the Net Asset Values on such date is not likely to result in significant dilution of the prices of the shares, or as soon as such determination can be made after such date. If the Fund chooses a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s Net Asset Values per share may fluctuate between those dates.

4. NET ASSET VALUES. You must determine whether to tender shares prior to the Repurchase Request Deadline, but the Net Asset Values at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The Net Asset Values may fluctuate between the date you submit your Repurchase Request and the Repurchase Request Deadline (and the Repurchase Pricing Date, if different). The Net Asset Values on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a Repurchase Request. Please call Voya Investments Distributor, LLC, at 1-800-992-0180 for the Fund’s current Net Asset Value.

5. PAYMENT FOR SHARES REPURCHASED. Payment for all shares repurchased pursuant to this Repurchase Offer will be made in cash no later than 5 business days or 7 calendar days (whichever period is shorter) after the Repurchase Pricing Date.

6.  INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASES. If shareholders tender for repurchase more shares than the number of shares that the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of shares that the Fund is offering to purchase by up to two percent (2%) of the number of shares outstanding on the Repurchase Request Deadline. If the number of shares tendered for repurchase exceeds the number of shares which the Fund is offering to repurchase, the Fund will repurchase tendered shares on a pro rata basis. The Fund may, in its discretion, accept all shares tendered by shareholders who own fewer than 100 shares and tender all their shares for repurchase in this Repurchase Offer, before prorating the shares tendered by other shareholders. There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. In the event of an oversubscribed Repurchase Offer, you may be unable to liquidate some or all of your investment at Net Asset Value. You may have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that time.

7. WITHDRAWAL OR MODIFICATION OF TENDER OF SHARES FOR REPURCHASE. Shares tendered pursuant to the Repurchase Offer may be withdrawn or you may change the number of shares tendered for Repurchase at any time prior to the close of the New York Stock Exchange (normally the Exchange closes at 4:00 P.M., Eastern Time, but may close earlier on certain days) on the Repurchase Request Deadline. You must send a written notice to the Transfer Agent at the Pittsburgh address specified in this Repurchase Offer, and the Transfer Agent must receive it before the Repurchase Request Deadline.

INVESTMENT MANAGEMENT

voyainvestments.com

Voya Credit Income Fund

Repurchase Offer Notice

8. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Board of Trustees of the Fund may suspend or postpone this Repurchase Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only:

(A) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; or

(B) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(C) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or

(D) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.

If the Repurchase Offer is suspended or postponed, the Fund will provide notice to each shareholder of the Fund’s shares of the suspension or postponement. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.

9. CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES. A repurchase of shares pursuant to the Repurchase Offer will be treated as a taxable sale or exchange of the shares if the tender (taking into account certain attribution rules) (i) completely terminates the shareholder’s interest in the Fund, (ii) is treated under the Internal Revenue Code as a distribution that is “substantially disproportionate” with respect to the shareholder or (iii) is treated under the Internal Revenue Code as a distribution that is “not essentially equivalent to a dividend.” A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund after all shares are tendered. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest. If the transaction is so treated, any recognized gain or loss will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s current and accumulated earnings and profits for its taxable year in which the repurchase occurs and the shareholder’s basis in the shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender. The above is only a summary of some of the U.S. federal income tax consequences of a repurchase of shares. Further information can be found in the Fund’s Prospectus and Statement of Additional Information. Shareholders should consult their tax advisors regarding the specific tax consequences, including U.S. federal, state and local and non-U.S. tax consequences, of a repurchase of their shares. Special tax rules apply to shares repurchased through tax-advantaged arrangements such as retirement plan accounts.

10. EARLY WITHDRAWAL CHARGES (“EWCs”). The Fund does not currently charge a special handling or processing fee for repurchases. However, if you tender for repurchase Class A and Class C shares that are subject to EWCs as described in the Fund’s Prospectus, and if those shares are repurchased by the Fund, the applicable EWC will be deducted from the proceeds of the repurchase of your shares. Class A shares purchased in an amount of $500,000 or more will be subject to a 1.00% EWC if they are repurchased by the Fund within 12 months of purchase. Class C shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. The EWC on Class A and Class C shares may be reduced or waived under certain circumstances and for certain categories of investors, as described in the Fund’s prospectus.

INVESTMENT MANAGEMENT

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Voya Credit Income Fund

Repurchase Offer Notice

If you ask that a specific number of shares be repurchased and those shares are repurchased, the applicable sales charge will be deducted from the repurchase proceeds. If you ask the Fund to repurchase a sufficient number of shares to provide you with proceeds of a specific dollar amount, and if some or all of those shares are subject to EWCs, then (assuming your request is not subject to pro-ration) the Fund will repurchase a sufficient number of shares to pay the net proceeds you have requested and enough additional shares to pay the applicable EWC. To keep your EWC as low as possible, each time you offer your shares for repurchase, the Fund will first repurchase shares in your account that are not subject to an EWC and then will repurchase shares that have the lowest EWC. If you claim entitlement to a waiver or reduction of EWCs based upon the terms of the Fund’s current Prospectus, you must identify the basis of that entitlement to the Transfer Agent in written instructions submitted as part of your Repurchase Request Form.

11. PROPER FORM OF REPURCHASE REQUEST DOCUMENTS. All questions as to the validity form, eligibility (including, for example, the time of receipt) and acceptance of repurchase requests will be determined by the Fund and its Transfer Agent, in their sole discretion, and that determination will be final and binding. The Fund reserves the right to reject any and all tenders of repurchase requests for shares determined not to be in the proper form, or to refuse to accept for payment, purchase, exchange or pay for any shares if, in the opinion of counsel to the Fund or the Transfer Agent, accepting, purchasing, exchanging, or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of shares, whether in general or with respect to any particular shares or shareholder(s). The Fund’s interpretations of the terms and conditions of this Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchase requests must be cured within the times as the Fund shall determine. Tenders of shares will not be deemed to have been made until all defects or irregularities have been cured or waived.

Neither the Fund, BNY Mellon Investment Servicing (US), Inc., Voya Investments, LLC (the Fund’s investment adviser) or Voya Investments Distributor, LLC (the Fund’s distributor) nor any other person is or will be obligated to give notice of any defects or irregularities in repurchase requests tendered, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder whether to tender or refrain from tendering shares. Each shareholder must make an independent decision whether to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund whether shareholders should tender pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained in this Repurchase Offer or in the Fund’s Prospectus. If given or made, any such recommendations and such information must not be relied upon as having been authorized by the Fund, its investment adviser, distributor or Transfer Agent.

For the Fund’s current Net Asset Values per share and other information about this Repurchase Offer, or for a copy of the Fund’s Prospectus, call Voya Investments Distributor, LLC at 1-800-992-0180 or contact your financial advisor.

The Prospectus contains more complete information on all charges, expenses, fees and risks. Please read it carefully before investing.

Principal Risks: This closed-end interval Fund invests across a broad range of credit sectors, including private credit (such as direct lending and asset-backed lending), asset-based finance, securitized credit (including CLOs and mortgage derivatives), commercial mortgage loans, emerging market debt, corporate debt instruments, loans and high-yield debt instruments, including below-investment-grade investments. Private credit investments are expected to represent a significant component of the Fund's portfolio over time. Many of these investments may be illiquid, difficult to value, and subject to heightened credit, market, leverage, liquidity and interest rate risks. Because the Fund conducts monthly repurchase offers and does not provide daily liquidity, shareholders may not be able to sell all shares tendered in a given month, particularly during periods of market stress.

INVESTMENT MANAGEMENT

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Voya™ Credit Income Fund Repurchase Request Form

Use this Repurchase Request Form only if your shares are registered in your name with the Fund (please check your account statement). If your shares are held for you by your broker-dealer, retirement plan trustee, or other fiduciary, you must contact them to have them submit a Repurchase Request Form on your behalf.

•	To the Voya Credit Income Fund: I/we hereby tender the Voya Credit Income Fund shares designated below for repurchase at a price equal to their net asset value per share (NAV) on the Repurchase Pricing Date that applies to this monthly Repurchase Offer under the terms and conditions set forth in the Repurchase Offer Notice and the Repurchase Offer Terms. I/we understand that if any shares repur-chased are subject to an Early Withdrawal Charge, that charge will be deducted from the proceeds of my repurchased shares.

Please Use Blue or Black Ink	Please Print Clearly in BLOCK CAPITAL LETTERS

1	Account Information

	☐ Class A shares	☐ Class C shares
	☐ Class I shares	☐ Class W shares
Voya Credit Income Fund Account Number

Name(s) of Registered Shareholders (Please fill in EXACTLY as listed on your Voya Credit Income Fund account statement)

Name	Daytime Telephone Number

Name	Daytime Telephone Number

2	Shares to be Tendered for Repurchase (Please fill in all applicable information. Please check only one box.)

☐ Partial Tender of Shares	Please repurchase shares from my account. Please Note! An Early Withdrawal Charge may apply. (number of shares)

☐ Full Tender of All Shares	Please repurchase all shares from my account. Please Note! An Early Withdrawal Charge may apply.

☐ Partial Tender - Dollar Amount	Please repurchase enough of my shares so that I will receive $
(If an Early Withdrawal Charge applies, enough shares will be repurchased to provide the net proceeds requested.)

☐ Full Exchange Option	Please repurchase all shares from my account and exchange like shares into the Voya Fund. By checking this option, you certify that you have already received a current prospectus of that Fund. If there are multiple funds receiving proceeds, please provide additional documentation.

☐ Partial Exchange Option	Please repurchase shares OR Please repurchase $ from my account and exchange like shares into the Voya Fund. By checking this option, you certify that you have already received a current prospectus of that Fund. If there are multiple funds receiving proceeds, please provide additional documentation.

☐ I am entitled to a waiver of the Early Withdrawal Charge (state basis using categories identified in the Prospectus. You must provide this information with this request or the full Early Withdrawal Charge will be deducted):

If you selected either one of the exchange options, DO NOT complete section 3. Go directly to section 4.

3	Excess Contribution Election

Amount of excess: $                                Tax year for which excess contribution was made:                                       Date Deposited:

Earnings attributable to the excess contribution will be removed with the excess contribution made during a taxable year if corrected before your federal income tax-return due date for such taxable year (including extensions for filing such return), pursuant to section 408(d)(4) of the Internal Revenue Code of 1986, as amended, (“Internal Revenue Code”) and Internal Revenue Service (“IRS”) Publication 590-A. You may be subject to an IRS penalty of 6% for each year the excess remains in the account. In addition, the IRS may impose a 10% early distribution penalty on the distribution of the excess contribution if it is not timely corrected and you are under age 59½. You will receive IRS Form 1099-R for the year in which the excess distribution takes place. Consult IRS Publication 590-A for more information pertaining to excess contributions. If you are subject to a federal penalty tax due to an excess contribution, you must file IRS Form 5329. We encourage you to consult with your tax advisor regarding any excess contributions.

For the purpose of the excess contribution, we will calculate the net income attributable (“NIA”) to the contribution using the method provided in the Treasury regulations for the calculation of net income for returned or recharacterized IRA contributions. This method calculates the NIA based on the actual earnings and losses of the IRA during the time it held the excess contribution. Please note that a negative NIA is permitted and, if applicable, will be deducted from the amount of the excess contribution.

A.	The excess is being corrected before your federal income tax-filing deadline (including extensions of such deadline):

☐ Remove excess plus/minus net income attributable. Distribute according to my instructions in section 6 (Payment and Delivery Instructions).

☐ Remove excess plus/minus net income attributable. Re-deposit as a current year contribution (not to exceed annual IRA contribution limit).

Continue section 3 on page 2

3	Excess Contribution Election (Continued from page 1)

B.	The excess is being corrected after your federal income tax-filing deadline (including extensions of such deadline). Earnings on the excess contribution will remain in the account.

☐ Remove excess and distribute according to my instructions in section 6 (Payment and Delivery Instructions).

☐ Remove excess and re-deposit as a current year contribution (not to exceed annual IRA contribution limit).

C.	Redesignating an excess contribution to a later tax year. Please consult a tax advisor to review your specific situation and to determine your best course of action. If you should decide to carry over the excess contribution to a later year, DO NOT RETURN THIS FORM.

4	Retirement Accounts

Type Of Account: ☐	Traditional / Rollover IRA	☐ SEP IRA	☐ Roth IRA - (Proceed to B or C below)

Note: For trustee to trustee transfers, please complete the appropriate receiving custodian’s trustee to trustee transfer form. This form is not intended to facilitate a beneficiary/inherited IRA transfer due to death. For revocations, refer to the Traditional and Roth Individual Retirement Account (IRA) Combined Disclosure Statement for instructions and information regarding your revocation rights. All required documentation must be received in good order before the distribution request can be honored. All legal documents must be certified and a Medallion Signature Guarantee may be required. Please see the Participant Authorization Section for an explanation of the Medallion Signature Guarantee.

Reason For Distribution

A.	From A Traditional, Rollover Or SEP IRA

The distribution is being made for the following reason (check one):

☐	1.	Normal distribution - You are age 59½ or older.
☐	2.	Early (premature) distribution - You are under age 59½, including distributions due to medical expenses, health insurance premiums if you are unemployed, higher education expenses, first time home buyer expenses, or other reasons.
☐	3.	Substantially equal periodic payments within the meaning of section 72(t) of the Internal Revenue Code.
☐	4.	Death/Beneficiary liquidation - If you are a beneficiary, contact Shareholder Services regarding additional document requirements.
☐	5.	Permanent disability - You certify that you are disabled within the meaning of section 72(m)(7) of the Internal Revenue Code.*
☐	6.	Transfer incident due to divorce or legal separation - Contact Shareholder Services regarding additional document requirements.
☐	7.	Removal of excess - You must complete section 3 (Excess Contribution Election) in its entirety.
☐	8.	Direct rollover to a Qualified Plan, 401(k), TSP or 403(b) - You are certifying that the receiving custodian will accept the IRA assets issued.
☐	9.	Qualified Reservist Distribution

*	For purposes of section 72(m)(7), an individual shall be considered to be disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

B.	Qualified Distribution From A Roth IRA

This Roth IRA distribution satisfies the 5-year holding period requirement: ☐ Yes (If “No”, proceed to Section C)

The distribution is being made for the following reason (check one):

☐	1.	You are age 59½ or older.
☐	2.	Death/Beneficiary liquidation - If you are a beneficiary, contact Shareholder Services regarding additional document requirements.
☐	3.	Permanent disability - You certify that you are disabled within the meaning of section 72(m)(7) of the Internal Revenue Code.*
☐	4.	Direct rollover to a Qualified Roth IRA - You are certifying that the receiving custodian will accept the Roth IRA assets issued.

Note: Distributions not meeting the 5-year required period and for all other reasons not listed above are considered non-qualified.

C.	Non-Qualified Distribution From A Roth IRA

The distribution is being made for the following reason (check one):

☐	1.	Normal distribution (prior to the 5-year holding requirement) - You are age 59½ or older.
☐	2.	Early (premature) distribution - You are under age 59½, including distributions due to medical expenses, health insurance premiums if you are unemployed, higher education expenses, first time home buyer expenses, or other reasons.
☐	3.	Substantially equal periodic payments within the meaning of section 72(t) of the Internal Revenue Code.
☐	4.	Death/Beneficiary liquidation - If you are a beneficiary, contact Shareholder Services regarding additional document requirements.
☐	5.	Permanent disability - You certify that you are disabled within the meaning of section 72(m)(7) of the Internal Revenue Code.*
☐	6.	Transfer incident to divorce or legal separation - contact Shareholder Services regarding additional document requirements.
☐	7.	Removal of excess - You must complete section 3 (Excess Contribution Election) in its entirety.
☐	8.	Qualified Reservist Distribution
☐	9.	Direct rollover to a Roth IRA - You are certifying that the receiving custodian will accept the Roth IRA assets issued.

5	Tax Withholding Election - Only available on retirement account redemptions

Federal Withholding

Federal income tax will be withheld at the rate of 10% from any distribution, subject to the IRS withholding rules, unless you elect or have previously elected out of withholding. Tax will be withheld on the gross amount of the payment even though you may be receiving amounts that are not subject to withholding because they are excluded from gross income. This withholding procedure may result in excess withholding on the payments. If you elect to have no federal taxes withheld from your distribution, or if you do not have enough federal income tax withheld from your distribution, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. We encourage you to consult with your tax advisor regarding your IRA Distributions. If you are completing this form, your below election will remain in effect until such time as you make a different election in writing to the Custodian.

Please select one of the following:

☐	I elect NOT to have federal income tax withheld. (This option is only available for accounts registered with an address in the United States.)

☐	Withhold 10% federal income tax

☐	Withhold % federal income tax (must be more than 10%)

6	Payment and Delivery Instructions

Unless you have elected to exchange your for shares of another Voya fund, a check for the proceeds of repurchased shares will be issued in the name of the registered shareholder(s) and mailed to the address of record on the account. Alternate payment methods require your signature to be guaran-teed. If alternate payment and/or delivery is required, please provide instructions below.

☐	Please make the check payable to the registration and address of record.

☐	Please make the check payable to:

First Name	M.I.	Last Name

Street Address

City	State	Zip

Please check one:	☐ Mail to my bank	☐ Forward electronically to my bank via Automatic Clearing House (ACH)*

Bank Name	Bank Phone Number

Bank Address

City	State	Zip

Bank ABA Number (for electronic requests)	Bank Account Number

Name(s) on Account

*Please attach a voided check for the bank account. Payment via the ACH system should be received at your bank 2 business days after the transaction occurs.

7	Certification and Signature

Or
Social Security Number		Taxpayer Identification Number

Under penalty of perjury, I certify that

(1)	the number set forth above is my correct Social Security Number or Taxpayer Identification Number, and

(2)	I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

You must strike out the language in (2) above if you have been notified that you are subject to backup withholding and you have not received a subsequent notice from the IRS that backup withholding has been terminated.

Signature(s) of Owner(s): Please sign exactly as your name appears in your account. All owners of joint accounts must sign this form.

Signature of Owner	Month	Day	Year

Signature of Joint Owner	Month	Day	Year

Also provide your title and submit evidence of your authority in a form satisfactory to the Fund if the shares are held in the name of a trustee, executor, guardian, corporation or other representative capacity.

Signature Guarantee:	Each signature must be guaranteed by a bank, broker-dealer, savings and loan association, credit union, national securities exchange or any other “eligible guarantor institution” as defined in rules adopted by the Securities and Exchange Commission. Signatures may also be guaranteed with a medallion stamp of the STAMP program or the NYSE Medallion Signature Program, provided that the amount of the transaction does not exceed the relevant surety coverage of the medallion.

(Please place Signature Guarantee stamp here)	A signature guarantee may NOT be obtained through a notary public.

All signatures must be guaranteed unless ALL of the following conditions apply:

•	This Repurchase Request Form is signed by all registered holder(s) of the shares, AND
•	There is no change of registration for any shares you will continue to hold, AND
•	The payment is to be sent to the registered holder(s) of the shares at the address shown in the registration section of your account statement (provided no address changes have been made within the past 30 days) AND
•	The proceeds will be $10,000,000 or less

If you have any questions about this form, call Voya Investments Distributor, LLC at 1-800-992-0180. This form must be RECEIVED by BNY Mellon Investment Servicing (US), Inc. no later than 4 p.m. Eastern Standard Time on the last day of the current tender period (the Repurchase Request Deadline). Repurchase Requests received by BNY Mellon Investment Servicing (US), Inc. cannot be revoked after the Repurchase Request Deadline. Any request received outside of an active tender period or requests for future tender periods will be returned.

Voya Shareholder Services - (800) 992-0180

8	Mailing Instructions

Please mail completed form to:

Regular Mail:	Overnight Mail:

Voya Investment Management	Voya Investment Management
c/o BNY Mellon Investment Servicing (US), Inc.	Attention: 534480
P.O. Box 534480	1350 Penn Avenue, Ste 102
Pittsburgh, PA 15253-4480	Pittsburgh, PA 15222